General	6 Months Ended
Jun. 30, 2026
General [Abstract]
GENERAL

NOTE 1:- GENERAL

a.	Scinai Immunotherapeutics Ltd. (the “Company”) is a biopharmaceutical company with two complementary business activities: (i) research and development focused on innovative therapeutics in inflammation and immunology; and (ii) a contract development and manufacturing organization (“CDMO”) business operated through its wholly owned subsidiary, Scinai Biopharma Services Ltd.

The Company’s R&D activities are focused primarily on two areas: (i) the development of therapeutic candidates based on its NanoAb (VHH antibody fragment) platform, including programs conducted in collaboration with the Max Planck Society (“MPG”), including the Max Planck Institute for Multidisciplinary Sciences, and the University Medical Center Göttingen (“UMG”), both located in Germany; and (ii) the advancement of PC111, a fully human monoclonal antibody targeting soluble Fas Ligand for the treatment of severe dermatological conditions, pursuant to the Company’s option agreement relating to PinCell S.r.l. The Company advances its therapeutic programs through the pre-clinical and clinical development stages required for regulatory approval, subject to available funding and applicable contractual arrangements.

The Company’s CDMO business provides development and manufacturing services to biotechnology and pharmaceutical companies, supporting programs from early-stage development through clinical-stage manufacturing. Following the acquisition of Recipharm Israel Ltd. in February 2026, the CDMO business operates through facilities in Jerusalem and Yavne, Israel. The Jerusalem facility is focused primarily on early-stage development, analytics, biologics manufacturing and aseptic processing, while the Yavne facility provides early chemistry development and cGMP manufacturing of active pharmaceutical ingredients (“APIs”) for clinical trials supplies.

The Company was incorporated on July 21, 2003, in Israel and commenced its activities on March 31, 2005. In 2007, the Company completed an initial public offering of its ordinary shares on the Tel Aviv Stock Exchange (“TASE”) and voluntarily delisted from the TASE in January 2018. In May 2015, the Company completed an initial public offering of American Depositary Shares (“ADSs”) on the Nasdaq Capital Market. The Company’s principal executive offices are located in Jerusalem, Israel.

On April 6, 2026, the Company announced the completion of a strategic corporate reorganization establishing a dedicated CDMO platform alongside a streamlined R&D organization, representing a structural transformation of the Company’s operating model, designed to enhance capital efficiency, improve operational focus and position each business to independently create and capture value. As part of the corporate reorganization designed to consolidate the Company’s CDMO activities, the Company transferred all CDMO-related operations, including the related employees, operating activities, equipment, contracts, and other operational assets and liabilities associated with the CDMO business, to Scinai Biopharma Services Ltd. establishing it as the Company’s dedicated CDMO subsidiary, operating as a fully integrated, privately held CDMO platform, wholly owned by the Company.

b.	Regional hostilities and geopolitical tensions in the Middle East continue to create uncertainty and may adversely affect the Company’s operations, workforce availability, supply chain, ability to raise capital and overall business environment

c.	On March 23, 2022, the Company entered into a Research Collaboration Agreement (“RCA”) with MPG and UMG with an initial term of five years. The agreement covers the discovery, selection, and characterization of nanoAbs (single domain VHH antibody fragments) directed at several molecular targets implicated in diseases where the Company believes there is significant unmet need. The Company aims to address these unmet needs by harnessing the unique attributes of nanoAbs, such as their strong binding affinity, stability at elevated temperatures, and ability to support more effective and convenient routes of administration. The molecular targets and related diseases were identified through a consulting project with the global healthcare management firm L.E.K., and they correspond to validated targets of currently marketed monoclonal antibodies for conditions such as psoriasis, asthma, macular degeneration, and psoriatic arthritis. Under the RCA, the Company holds an exclusive option to enter into a license agreement with MPG and UMG for the development and commercialization of each of the nanoAbs covered by the collaboration.

d.	On June 5, 2023, the Company announced that as part of our ongoing broad-based collaboration with the Max Planck Society and the University Medical Center Gottingen (UMG), we signed an exclusive worldwide license agreement to develop and commercialize VHH antibodies (NanoAbs) targeting Interleukin-17 (IL-17) as treatments for all potential indications, starting with psoriasis and psoriatic arthritis.

e.	On September 6, 2023, the Company launched its CDMO business, Scinai Biopharma Services, focused on providing development and manufacturing services to the biotechnology industry, including GMP manufacturing for clinical trials. Since its establishment, the CDMO business has engaged with multiple customers and developed a growing client pipeline primarily in Israel and the United States. The CDMO business is still in the early stages of growth, and its continued success depends on securing additional customers and the Company’s ability to finance its operations. In March 2026, an impairment analysis of the CDMO facility was performed in accordance with ASC 360, which concluded that the carrying value of the facility was recoverable and no impairment was required.

f.	On March 24, 2025, the company acquired a Polish shell company without any operations or net assets, Scinai Immunotherapeutics Spółka z ograniczoną odpowiedzialnością, for total consideration of $1 as to serve as our wholly-owned subsidiary in Poland and as an applicant for potential grants under programs established by the Polish government.

g.	On March 27, 2025, the Company entered into a binding option agreement with the shareholders of PinCell S.r.l. (“PinCell”), pursuant to which the Company obtained an exclusive and irrevocable option to acquire 100% of the fully diluted share capital of PinCell, an Italian biotechnology company developing PC111, a fully human monoclonal antibody targeting soluble Fas Ligand for the treatment of severe dermatological conditions, including pemphigus and Stevens-Johnson Syndrome/Toxic Epidermal Necrolysis (“SJS/TEN”). In connection with the transaction, the Company established a wholly owned Polish subsidiary to support the development of PC111 and pursue non-dilutive funding under the European Funds for a Modern Economy (“FENG”) program in Poland. PC111 has received Orphan Drug Designation from the European Medicines Agency (“EMA”) for pemphigus.

h.	Under the terms of the option agreement, the Company was granted the right to acquire 100% of the fully diluted share capital of PinCell for total consideration of $200. The Company paid $50 upon signing and the remaining $150 during 2025. The option is exercisable upon the satisfaction of certain conditions, including either (i) receipt of non-dilutive grant funding of at least €11 million by the Company’s Polish subsidiary, or (ii) securing at least $3 million of dedicated funding for the development of PC111. If the Company elects not to proceed with the acquisition, or if the option expires unexercised, an additional $50 cancellation fee is payable. The upfront payment and potential cancellation fee represent payments for in-process research and development (“IPR&D”) with no alternative future use. Accordingly, these amounts were expensed as incurred as research and development expenses. During 2025, the Company recognized total research and development expenses of $250 in connection with this arrangement and recorded a liability of $50 as of December 31, 2025.

i.	On September 11, 2025, following the rejection of the initial grant application and while an appeal was pending, the parties entered into a first amendment to the option agreement, pursuant to which the deadline for fulfillment of the option conditions was extended to February 28, 2026 and the deadline for exercise of the option was extended to March 31, 2026. The appeal was subsequently rejected in November 2025.

j.	On February 27, 2026, the Company entered into a second amendment to the option agreement. The amendment extended the deadline for satisfaction of the option conditions to August 31, 2026 and the option exercise date to September 30, 2026. In addition, the Company agreed to make monthly payments of approximately €13 thousand through August 2026, approximately €80 thousand in aggregate, to support PinCell’s operating activities. These payments are non-refundable and are treated as additional consideration under the option agreement.

k.	Following the rejection of the initial grant application and subsequent appeal, during the first half of 2026 the Company and its external grant consultant prepared a revised application under the FENG program seeking approximately €12 million of non-dilutive funding to support the continued development of PC111. The revised application was intended to be submitted by the applicable March 30, 2026 deadline.

l.	Subsequent to June 30, 2026, the Company became aware that, due to an administrative error by the external grant consultant, the revised application had not been successfully submitted by the applicable deadline. As a result, no award decision will be received in respect of that application. The Company and PinCell intend to pursue resubmission of the application in the next eligible FENG funding round.

Following this development, the Company and PinCell are discussing a further amendment to the option agreement to extend the option period in light of the revised anticipated grant and development timeline. The proposed amendment is expected to address the duration of the extension and certain related funding and other commercial terms. The parties have not yet finalized such amendment, and there can be no assurance as to whether or when an amendment will be entered into or as to its final terms.

m.	On March 3, 2025, the Company entered into a Standby Equity Purchase Agreement (the “March 2025 SEPA”) with YA II PN, Ltd. (“YA”), pursuant to which the Company had the right, but not the obligation, to sell to YA, from time to time and subject to the terms and conditions of the agreement, up to $10,000 of the Company’s ADSs. As consideration for YA’s commitment, the Company issued 2,878 ADSs and recognized issuance-related costs of approximately $150.

During 2025, the Company completed multiple drawdowns under the March 2025 SEPA, receiving aggregate gross proceeds of approximately $5,800 through the issuance of approximately 220 thousands ADSs.

n.	The March 2025 SEPA was subsequently automatically terminated upon the effectiveness of the registration statement relating to the September 2025 SEPA described below, other than certain provisions that survived termination. On September 10, 2025, the Company entered into a new Standby Equity Purchase Agreement (the “September 2025 SEPA”) with YA, pursuant to which the Company has the right, but not the obligation, to sell to YA, from time to time during the 36-month term of the agreement and subject to its terms and conditions, up to $15,000 of the Company’s ADSs.

Under the September 2025 SEPA, ADSs sold pursuant to an Advance are generally purchased by YA at a price equal to 97% of the lowest daily volume-weighted average price of the ADSs during the applicable three-trading-day pricing period, subject to the Company’s right to specify a minimum acceptable price.

o.	As consideration for YA’s commitment, the Company agreed to pay a commitment fee of $108, of which 50% was satisfied upon execution of the agreement through the issuance of 3,546 ADSs to YA and the remaining 50% was payable in cash on the earlier of the first issuance of ADSs pursuant to an Advance and 90 calendar days following the effectiveness of the related registration statement. On March 2, 2026, the Company issued 1,248 ADSs to YA for an aggregate purchase price of approximately $11, of which approximately $5 was paid to the Company in cash and approximately $5 was applied toward the outstanding commitment fee under the September 2025 SEPA.

p.	On February 16, 2026, the Company entered into a Share Purchase Agreement (the “SPA”) with Recipharm AB, Recipharm Israel Ltd. and certain minority shareholders (collectively, the “Sellers”), pursuant to which the Company acquired 100% of the issued and outstanding share capital of Recipharm Israel Ltd. (the “Subsidiary”). The aggregate purchase price for the shares was €1. In connection with the transaction, immediately prior to closing, Recipharm AB funded the Subsidiary such that, at closing, the Subsidiary held cash of €2.0 million plus amounts for certain pre-closing expenses and liabilities. Concurrently with the closing, Recipharm AB assigned to the Company all of its rights under an existing intercompany loan agreement with the Subsidiary, including all outstanding principal and accrued interest, for nominal consideration of €1. The transaction closed simultaneously with execution of the SPA and was entered into in connection with a commercial collaboration agreement between the parties. The SPA contains customary representations and warranties relating to, among other things, corporate authority, capitalization, financial statements prepared in accordance with IFRS, intellectual property, material contracts, tax matters, employees and regulatory compliance, as well as customary covenants and indemnification provisions, including obligations relating to pre-closing taxes and liabilities, termination of certain intercompany arrangements, transition support, and post-closing use of the “Recipharm” name.

q.	The transaction was accounted for as a business combination in accordance with ASC 805, Business Combinations. The Company included the financial position of the Subsidiary in its condensed consolidated balance sheet as of June 30, 2026, and the results of operations of the Subsidiary from the acquisition date through June 30, 2026 in its condensed consolidated statements of operations.

r.	The Company has performed a preliminary purchase price allocation (“PPA”) associated with the acquisition based on management’s valuation analyses and estimated fair values of the assets acquired and liabilities assumed as of the acquisition date. Management reassessed the identification and measurement of all assets acquired and liabilities assumed as well as the procedures used to determine the amounts recognized at the acquisition date and concluded that the resulting allocation appropriately reflects the estimated fair values as of the acquisition date. Based on the preliminary PPA, the Company recognized a gain from bargain purchase of approximately $6.4 million, representing the excess of the estimated fair value of the identifiable net assets acquired over the consideration transferred.

The valuation of certain acquired assets and assumed liabilities remains subject to further review and refinement. Accordingly, the purchase price allocation is preliminary and may be adjusted during the measurement period, not to exceed one year from the acquisition date, as additional information becomes available regarding facts and circumstances that existed as of the acquisition date. Any such adjustments may result in changes to the provisional amounts recognized, including property and equipment, working capital balances, lease-related assets and liabilities, and the resulting gain from the bargain purchase.

The preliminary allocation of the purchase price is summarized below (in thousands of U.S. dollars):

Cash and cash equivalents	2,751
Trade receivables	130
Other receivables	158
Property and equipment	3,890
Operating lease right-of-use assets	1,314
Trade payables	(173)
Other payables	(355)
Operating lease liabilities	(1,314)
Net identifiable assets acquired	6,401

As the consideration transferred was nominal (€1), substantially all of the fair value of the net identifiable assets acquired resulted in a gain from bargain purchase of approximately $6.4 million.

From the acquisition date through June 30, 2026, the acquired business contributed revenues of approximately $654 and a net loss of approximately $2,058 to the Company’s condensed consolidated statements of operations.

The bargain purchase resulted primarily from the seller’s strategic decision to exit the Yavne operation as part of a broader rationalization of its global manufacturing footprint in a manner that allowed it to prioritize an orderly and timely exit from the operation, together with the preservation of potential future commercial opportunities via an ongoing cross referral business relationship with the Company, rather than maximizing immediate sale proceeds, and accepting nominal consideration for the business despite the positive fair value of the identifiable net assets transferred.

a.	On March 5, 2026, Recipharm Israel Ltd. changed its legal name to Scinai Biopharma Service Ltd.